 EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

Alio Gold Inc. (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the year ended December 31, 2019 (the “Report”).

I, Mark Backens, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Backens

Name:	Mark Backens
Title:	President and Chief Executive Officer
Date:	April 14, 2020